SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2000



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                  File No. 1-8989           13-3286161
       (State or other           (Commission File         (IRS Employer
       jurisdiction of            Number)                  Identification
      incorporation)                                       Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000


                                 Not Applicable
          (former name or former address, if changed since last report)

Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated March 15, 2000, announcing its earnings for the Company for the three- months ended February 25, 2000 which includes the Unaudited Consolidated Statements of Income of the Company for the three-months ended February 25, 2000, February 26, 1999, and November 26, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                          (99) Press Release, dated March 15, 2000.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              THE BEAR STEARNS COMPANIES INC.



                                            By: /s/ Marshall J Levinson
                                                ----------------------
                                                Marshall J Levinson
                                                Controller
                                               (Principal Accounting Officer)

Dated:   March 15, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated March 15, 2000